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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



           Date of Report:                                       March 31, 1998
(Date of earliest event reported)



                        BROWNING-FERRIS INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)


                          Commission file number 1-6805



         Delaware                                         74-1673682
(State of Incorporation)                    (I.R.S. Employer Identification No.)

        757 N. Eldridge
         Houston, Texas                                      77079
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code: (281)870-8100.



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This Current Report on Form 8-K/A amends Item 7(b) of the Current Report on Form
8-K filed on April 15, 1998.


Item 7.           Financial Statements and Exhibits


(b)      Pro Forma Financial Information


BROWNING-FERRIS INDUSTRIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS


In November 1997, the Company entered into an agreement to merge its operations outside North America with SITA, a subsidiary of Suez Lyonnaise des Eaux. On March 31, 1998, the Company announced that this transaction had been completed. Under the terms of the agreement, the Company received cash totaling U.S. $950 million and shares of SITA stock amounting to approximately a 19.2 percent equity interest in SITA. Suez Lyonnaise des Eaux owns more than 50 percent of SITA.

The following unaudited pro forma consolidated statement of operations gives effect to (i) the divestiture of the Company's operations outside of North America associated with the SITA transaction as discussed above and the disposition of the remainder of these operations as a result of this transaction with SITA, (ii) the repurchase of 15 million shares of common stock of the Company ($585 million) as a result of a Dutch auction tender offer which was completed in October 1997 and (iii) the purchase of approximately 11 million additional shares of the Company's common stock on the open market through March 31, 1998 at a cost of approximately $370 million under the Company's $1 billion stock buyback program. The pro forma statement of operations does not reflect the earnings associated with the Company's equity investment in SITA. In addition, this pro forma statement does not give effect to (i) the remaining $45 million of shares of the Company's common stock to be purchased under its $1 billion stock buyback program, (ii) the $500 million increase in the existing stock buyback program that the Company expects to complete by December 31, 1998, or (iii) the issuance of common stock associated with the automatic common exchange security units in June 1998 for cash of approximately $410 million.

The unaudited pro forma consolidated statement of operations for the six months ended March 31, 1998 was prepared assuming that the transactions described above were consummated on October 1, 1997.

The pro forma financial results are not necessarily indicative of the actual results of operations that would have occurred had these transactions occurred on October 1, 1997, nor are they indicative of future results. The unaudited pro forma consolidated statement of operations should be read in conjunction with the Company's historical consolidated financial statements and related notes thereto included in its Annual Report on Form 10-K for the fiscal year ended September 30, 1997 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

The pro forma adjustments included in the following pro forma statement of operations represent the total cash proceeds and estimates of costs associated with the merger of the Company's international operations with SITA. These cost estimates will be revised as additional information concerning the valuation of these amounts becomes available.








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                       BROWNING-FERRIS INDUSTRIES, INC. AND SUBSIDIARIES
                UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED MARCH 31, 1998
                   (IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS)




                                                      Six Months Ended March 31, 1998
                                                --------------------------------------------
                                                                Pro Forma          Company
                                                  Company      Adjustments        Pro Forma
                                                -----------    -----------       -----------

Revenues                                        $ 2,650,459    $  (632,966)(A)   $ 2,017,493

Cost of operations                                1,938,083       (493,644)(A)     1,444,439
                                                -----------    -----------       -----------

Gross profit                                        712,376       (139,322)          573,054

Selling, general and
  administrative expense                            377,450        (89,355)(A)       288,095

Special charges (credits), net                      (21,464)        17,919 (A)        (3,545)
                                                -----------    -----------       -----------

Income from operations                              356,390        (67,886)          288,504

Interest expense, net                                72,242        (12,241)(A)        42,618
                                                                   (25,875)(B)
                                                                     8,492 (C)

Equity in earnings of
  unconsolidated
  affiliates                                        (25,094)         8,870 (A)       (16,224)
                                                -----------    -----------       -----------

Income before income
  taxes, minority interest,
  extraordinary item and
  cumulative effects of changes
  in accounting principles                          309,242        (47,132)          262,110

Income taxes                                        123,697        (25,806)(A)       104,844
                                                                    10,350 (B)
                                                                    (3,397)(C)

Minority interest in income
  of consolidated subsidiaries                        5,444         (4,373)(A)         1,071
                                                -----------    -----------       -----------

Income before extraordinary
  item and cumulative effects
  of changes in accounting
  principles                                    $   180,101    $   (23,906)      $   156,195
                                                ===========    ===========       ===========

Earnings per share before
  extraordinary item and
  cumulative effects of changes
  in accounting principles (D):
  Basic                                         $      0.96                      $      0.87
                                                ===========                      ===========
  Diluted                                       $      0.95                      $      0.86
                                                ===========                      ===========

Number of common shares
  used in computing earnings
  per share:
  Basic                                             188,110                          179,556
                                                ===========                      ===========
  Diluted                                           189,338                          180,784
                                                ===========                      ===========



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NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS


(A) To remove the accounts of the Company's operations outside of North America which are to be either merged into SITA or otherwise disposed as a result of the SITA transaction.

(B) To reflect changes in interest expense and related income taxes associated with the estimated net cash proceeds of $900 million after considering income taxes and other costs related to the SITA transaction. It is assumed that the proceeds were used to pay down debt balances.

(C) To reflect increased interest expense and related income taxes associated with the repurchase of the Company's common stock in connection with the Company's Dutch auction tender offer of $585 million and open market purchases of $370 million under the Company's $1 billion stock buyback program. These stock purchases have been funded principally through debt issuances.

(D) Excluding special credits, extraordinary items and cumulative effects of changes in accounting principles, earnings per share amounts for the six months ended March 31, 1998 were:



                                         Company
                      Company           Pro Forma
                      -------           ---------

Basic                  $ 0.89            $ 0.86(i)
                       ======            ======
Diluted                $ 0.88            $ 0.85(i)
                       ======            ======



      (i) Pro forma amounts give no effect to earnings from the Company's ownership interest in SITA. Had estimated earnings from the Company's equity investment in SITA been considered in the Company pro forma earnings per share amounts presented above, management believes that such amounts would have exceeded the related historical earnings per share amounts.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.





                                                BROWNING-FERRIS INDUSTRIES, INC.
                                                       (Registrant)


May 29, 1998                                    By:  /s/ Jeffrey E. Curtiss
                                                   -----------------------------
                                                     Jeffrey E. Curtiss
                                                   Senior Vice President and
                                                    Chief Financial Officer



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